                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                 DYNATEM, INC.
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               (Name of Registrant as Specified In Its Charter)

                                 DYNATEM, INC.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No.:
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     3)   Filing Party:
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     4)   Date Filed:
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                               September 13, 1996



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Dynatem, Inc., which will be held at 23263 Madero Suite C, Mission Viejo, California 92691, at 10:00 A.M. on Thursday October 3, 1996.

     At the meeting, you will be asked to elect the Company's Board of Directors for the ensuing year and to ratify the appointment of Corbin & Wertz as the Company's independent certified public accountants. The Board of Directors of the Company urges you to vote FOR both proposals.

     Although you may presently plan to attend the meeting, please indicate on the enclosed proxy card your vote on the matters presented and sign, date and return the proxy card in the enclosed postage paid envelope. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

                                    Sincerely,



                                    Eileen DeSwert
                                    President & Chief Executive Officer

                                 DYNATEM, INC.

                             23263 Madero, Suite C
                        Mission Viejo, California 92691

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 3, 1996

To the Shareholders of Dynatem, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DYNATEM, INC., a California corporation (the "Company"), will be held on Thursday, October 3, 1996, at 10:00 A.M. at the Company's principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691, for the following purposes:

          1.   To elect five directors;

          2. To ratify the appointment of Corbin & Wertz as the Company's independent certified public accountants; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only shareholders of record at the close of business on September 9, 1996, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof.

          Holders of a majority of the outstanding shares of the Company's common stock must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time and will not affect your right to vote in person if you attend the Annual Meeting.

                              By Order of the Board of Directors,



                              Michael Horan,
                              Secretary

Mission Viejo, California
September 13, 1996

WHETHER OR NOT YOU ATTEND THE SHAREHOLDERS' MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

                                 DYNATEM, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 3, 1996

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                                PROXY STATEMENT

                  -------------------------------------------


                            SOLICITATION OF PROXIES

     The Board of Directors of DYNATEM, INC. (the "Company") is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on Thursday, October 3, 1996, 10:00 A.M. at the Company's principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691 (the "Annual Meeting"). Whether or not you plan to attend the Annual Meeting, you are requested to date, sign and return the attached proxy to the Company as promptly as possible in the enclosed envelope. The shares of the Company's common stock (the "Common Stock") represented by proxies will be voted in accordance with the Board of Director's recommendations unless the proxy indicates otherwise. Any shareholder giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation or a proxy bearing a later date, or by voting in person at the Annual Meeting. The cost of the solicitation of the proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company may solicit proxies personally, or by other appropriate custodians, nominees or fiduciaries holding shares of Common Stock in their names for others, to send proxy materials and to obtain proxies from their principals and the Company will reimburse them for their expenses in doing so.

     The approximate date on which this proxy statement and the form of proxy is first being sent or given to the Company's shareholders is September 13, 1996.

     The Company's Annual Report for the fiscal year ended May 31, 1996, is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees and others may obtain additional copies of the Annual Report, Form 10-KSB or this proxy statement by request to the Company.

     The address of the Company's principal executive office is 23263 Madero, Suite C, Mission Viejo, California 92691.

                                 VOTING RIGHTS

     Shareholders of Common Stock of record at the close of business on September 9, 1996, are entitled to notice of, and to vote at, the Annual Meeting. As of September 9, 1996, there were 1,418,400 shares of Common Stock outstanding, all of one class, all of which are entitled to be voted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on September 9, 1996, will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

     Each share of Common Stock is entitled to one vote; provided, however,
                                                         --------  -------
that, shareholders are entitled to cumulative voting in the election of directors. As provided by the Company's Bylaws and by California law, in electing directors no shareholder shall be entitled to accumulate his votes (i.e., cast for any one candidate a number of votes greater than the number of such shareholder's shares of Common Stock) unless the candidate's name has been placed in nomination by a shareholder present at the Annual Meeting prior to the commencement of the voting and at least one shareholder has given notice prior to the commencement of voting of his intention to accumulate votes. If any shareholder has given such notice, then each shareholder may accumulate his votes and give to one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares of Common Stock are entitled, or may distribute his votes on the same principle among as many candidates as he may desire. Regardless of whether the shares of Common Stock are voted cumulatively, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Unless otherwise instructed, the shares represented by proxies to management will be voted in the discretion of management so as to elect the maximum number of management nominees which may be elected by cumulative voting (if applicable).

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information regarding beneficial ownership of shares of Common Stock as of September 9, 1996, by (i) all persons known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director and all named executive officers, and (iii) all current executive officers and directors as a group. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based upon the Company's Common Stock records and data supplied to the Company by its shareholders.

Name and Address of                 Amount and Nature of      Percent
Beneficial Owner                    Beneficial Ownership     of Class
- -------------------------------   ------------------------   ---------

Eileen DeSwert                              709,634 (1)          49.3%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Harry Cavanaugh                              40,000 (2)           2.8%
c/o Ditek, Inc.
P.O. Box 104
Westford, VT 05494

Robert E. Anslow                             12,000 (2)           0.8%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA 92691

Costis Toregas                               10,000 (2)           0.7%
c/o Public Technology, Inc.
1301 Pennsylvania Ave., N.W.
Washington, D.C. 20004

Richard Jackson                              10,000 (2)           0.7%
c/o Dynatem, Inc.
23263 Madero, Suite C
Mission Viejo, CA. 92691

Executive Officers and                      875,634 (1)(3)       57.3%
Directors as a group
  (7 persons)

- ------------------------------

(1) Does not include 10,000 shares each (total of 20,000) owned by the two children of Eileen DeSwert or 37,193 shares owned by Florence Horan, mother of Eileen DeSwert, as to which Ms. DeSwert disclaims beneficial ownership. Includes 20,000 shares which are issuable upon the exercise of outstanding stock options.

(2) Includes 10,000 shares which are issuable upon the exercise of outstanding stock options.

(3) Includes 110,000 shares which are issuable upon the exercise of outstanding stock options.

                             ELECTION OF DIRECTORS

     Five directors, constituting the entire Board of Directors, are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of the following nominees, all of whom are currently members of the Company's Board of Directors. If any of the persons named below is unable to serve or for good cause will not serve, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

     The Nominees for Director of the Company are as follows:

Name                    Age       Position
- ---------------------   ---   -----------------------------------------------

Eileen DeSwert           48   President, Chief Executive Officer and Director

Harry Cavanaugh          75   Chairman of the Board, Director

Costis Toregas           49   Director

Robert Anslow            64   Director

Richard Jackson          72   Director

     Eileen DeSwert has been President and Chief Executive Officer since March 1988 and a Director of the Company since August 1981.

     Harry Cavanaugh has been Chairman of the Board and a Director of the Company since April 1987. Since 1970 Mr. Cavanaugh has been President of Ditek, Inc., a management assistance company.

     Robert E. Anslow has been a Director of the Company since September 16, 1988. From November 1993 to present, he is the President of JP Technologies, Inc., a manufacturer of precision strain gages and foil resistors. From December 1992 to November 1993, he was an independent consultant. From October 1988 to December 1992 he was Vice President and General Manager of Revere Transducers, Inc.; from 1985 to 1988 he was Vice President and General Manager of Plessey Semiconductors (N. America). From 1973 to 1985 he held various executive positions in the Semiconductor Products Division of Rockwell International Corporation.

     Costis Toregas has been a Director of the Company since March 1988. Dr. Toregas is currently President of Public Technology Inc., a public interest corporation, where he has held various positions since 1971.

     Richard Jackson has been a Director of the Company since October 18, 1991. Mr. Jackson is president of Consultant for Corporate Communications founded in 1970 to provide corporate and investor relations communication services to public corporations.

     Directors of the Company serve one-year terms until their successors are elected and qualified. Officers of the Company are appointed annually by the Board of Directors. Ms. DeSwert is the sister of Michael Horan, an executive officer of the Company.

COMPENSATION OF DIRECTORS; MEETINGS AND ATTENDANCE

     Each non-employee director receives a fee of $500 for each meeting of the Board of Directors attended. In addition, directors are reimbursed for reasonable travel expenses incurred in connection with attendance at such meetings. Directors are also entitled to participate in the Company's 1993 Stock Option Plan. During the fiscal year ended May 31, 1996, one meeting of the Board of Directors was held. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served, other than Costis Toregas.

BOARD COMMITTEES

     The Board of Directors has established an Audit Committee, which is currently composed of Messrs. Anslow, Toregas and Jackson. The Audit Committee generally meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board of Directors the independent accountants to be retained, and receives and considers the accountants procedures in connection with the audit and financial controls. The Board does not have any standing nominating or compensation committees or, except for the Company's Stock option Committee, which administers the 1993 Stock Option Plan, any committee performing similar functions.

RELATIONSHIPS WITH OUTSIDE FIRMS

     Harry Cavanaugh is the President of Ditek, Inc., a management assistance company that received $3,000 for consulting services rendered on behalf of the Company during fiscal year 1996.

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the executive officers of the Company. For information concerning

Eileen DeSwert, the President and Chief Executive Officer of the Company, see "Information Concerning Nominees for Director" above.

     Belen Ramos, 53, has been Chief Financial Officer of the Company since October 1987. She had been Chief Accountant for the Company since 1984.

     Michael Horan, 45, has been National Sales Manager of the Company since 1983. Mr. Horan has been corporate Secretary since October 1988, and Vice President of Sales and Marketing since January 10, 1989.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership of the Company's Common Stock with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies all Section 16(a) reports which they file.

     Based solely upon its review of these filings and written representations from certain of the Company's executive officers and directors that no other reports were required, the Company believes that all such Section 16(a) filing requirements were complied with during and with respect to the fiscal year ended May 31, 1996.

COMPENSATION OF EXECUTIVE OFFICERS

     SUMMARY COMPENSATION TABLE. The following table sets forth certain information concerning the compensation of Eileen DeSwert, the Company's President and Chief Executive Officer, for each of the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

          Annual Compensation                           Long Term Compensation
- -----------------------------------------------         ----------------------
                                                                Awards
Fiscal                   Bonus    Other Annual                  ------
 Year       Salary($)     ($)     Compensation             Options/SARs (#)
- ------      ---------   -------   ------------          ----------------------

 1996       $ 50,000      -0-         -0-
 1995       $ 50,290    $3,500        -0-
 1994       $ 47,943    $2,500        -0-                      20,000

     No person who served as an executive officer of the Company at the end of Fiscal 1996 received total salary and bonus in excess of $100,000.

     OPTION GRANTS IN FISCAL 1996. No options were granted to Ms. DeSwert during the fiscal year ended May 31, 1996.

     OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table sets forth certain information concerning the value of unexercised stock options held by Ms. DeSwert at May 31, 1996:


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUE

- --------------------------------------------------------------------------------
                                    Number of
                                    Securities        Value of
                                    Underlying        Unexercised
                                    Unexercised       In-the-Money
                                    Options/SARs at   Options/SARs at
                                    FY-End (#)        FY-End ($)

Shares Acquired      Value          Exercisable/      Exercisable/
on Exercise(#)       Realized ($)   Unexercisable     Unexercisable
- --------------------------------------------------------------------------------
      --                  --           20,000/0            0/0
- --------------------------------------------------------------------------------


                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Corbin & Wertz, independent certified public accountants, has been the Company's independent public accountants since June, 1992, and has been selected by the Board of Directors to serve as independent public accountants for the fiscal year ending May 31, 1996. Representatives of Corbin & Wertz are expected to be present at the Annual Meeting, will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions during the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF CORBIN & WERTZ AS
                                         ---
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.



                             FINANCIAL INFORMATION

     The Company's Annual Report for the fiscal year ended May 31, 1996 is being mailed with this Proxy Statement. Such Annual Report is not incorporated in this Proxy Statement and is not considered a part of the proxy soliciting materials.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 1996, INCLUDING FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY, MICHAEL HORAN, AT DYNATEM, INC., 23263 MADERO, SUITE C, MISSION VIEJO, CALIFORNIA 92691.

                         SHAREHOLDER PROPOSALS FOR 1997

     In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Shareholders to be held in 1997, proposals by the shareholders intended to be presented at such Annual Meeting must be received by the Company no later than May 19, 1997.


                                 OTHER MATTERS

     The Board of Directors knows of no business other than that described herein which will be presented for consideration and action by the shareholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares of Common Stock represented by proxies will be voted in accordance with the best judgement of the proxy holders or their substitutes.

                              By Order of the Board of Directors



                              Michael Horan,
                              Secretary

September 13, 1996
Mission Viejo, California

[DYNATEM LOGO]                   PROXY SOLICITED BY BOARD OF DIRECTORS
                    The undersigned hereby constitutes and appoints EILEEN DESWERT and MICHAEL HORAN, and each of them, with full power of substitution, attorneys and proxies to represent and vote all shares of the Common Stock of DYNATEM, INC. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 23263 Madero, Suite C., Mission Viejo, California 92691 on Thursday, October 3, 1996 at 10:00 A.M., or any adjournment thereof, in the following manner:

1. ELECTION OF DIRECTORS.         [_] FOR all nominees listed below                      [_] WITHHOLD AUTHORITY
                                      (except as marked to the contrary below)               To vote for all nominees listed below

                     E. DESWERT, H. CAVANAUGH, C. TOREGAS, R. ANSLOW, R. JACKSON

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.
- --------------------------------------------------------------------------------
2. RATIFICATION OF APPOINTMENT OF CORBIN & WERTZ AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

             [_] FOR          [_] AGAINST          [_] ABSTAIN

3. IN ACCORDANCE WITH THEIR BEST JUDGEMENT with respect to any other matters which may properly come before the meeting.

                         (Continued on reverse side)

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WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS NOT KNOWN BY THE DESIGNATED INDIVIDUALS AT THE TIME THIS PROXY IS SOLICITED WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXYHOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

Please date and sign exactly as your name or names appear hereon. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signature is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

                                                 DATED:                  , 1996
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                                 ---------------------------------------------
                                 Signature


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                                 Signature

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.